Exhibit 99.2

Statistical Supplement
Fourth Quarter
2005

PMA Capital Corporation
Statistical Supplement
Fourth Quarter - 2005

Table of Contents
	Page
Consolidated Highlights:
Selected Financial Data - Fourth Quarter			1
Selected Financial Data - Year-to-date			2
Consolidated Statements of Operations - Per Share Data			3
Consolidated Statements of Operations - Fourth Quarter			5
Consolidated Statements of Operations - Year-to-date			6
Consolidated Balance Sheets			7
Invested Assets and Net Investment Income; Debt; Balance Sheet Impact of Commutations - Run-off Operations			8

Segment Information:
Statements of Operations - Consolidating - Full Year	9	-	10
Statements of Operations - Consolidating - Fourth Quarter	11	-	12
Statements of Operations - PMA Insurance Group			13
Insurance Ratios - PMA Insurance Group			14
Statements of Operations - Run-off Operations			15
Statements of Operations - Corporate & Other			16

Operating Cash Flow Information:
Operating Cash Flows - Consolidated			17
Operating Cash Flows - PMA Insurance Group			18
Operating Cash Flows - Run-off Operations			19

Statutory Financial Information:
Statutory Surplus; Statutory Financial Information - PMA Pool			20

Other Information:
Industry Ratings and Market Information			21

Legend:
NM - Not Meaningful
NA - Not Applicable

Note: Operating income (loss), which we define as GAAP net income (loss) excluding net realized investment gains and losses, is the financial performance measure used by our management and Board of Directors to evaluate and assess the results of our business segments because (i) net realized investment gains and losses are unpredictable and not necessarily indicative of current operating fundamentals or future performance of the business segments and (ii) in many instances, decisions to buy and sell securities are made at the holding company level, and such decisions result in net realized gains and losses that do not relate to the operations of the individual segments. Operating income (loss)
does not replace net income (loss) as the GAAP measure of our consolidated results of operations. See pages 1 and 2 for reconciliations of operating results by segment to GAAP net income (loss).

PMA Capital Corporation
Selected Financial Data
(Dollar Amounts in Thousands, Except Per Share Data)

	4th	1st	2nd	3rd	4th	% Change
	Quarter	Quarter	Quarter	Quarter	Quarter	4th
	2004	2005	2005	2005	2005	Quarter

Net Premiums Written by Segment:
PMA Insurance Group	$62,910	$105,474	$82,103	$116,877	$71,339	13.4%
Run-off Operations	(5,974)	4,929	1,504	789	3,028	NM
Corporate & Other	(264)	(194)	(220)	(195)	(209)	20.8%
Net premiums written	$56,672	$110,209	$83,387	$117,471	$74,158	30.9%

Major Components of Net Income (Loss):
Pre-tax operating income (loss) by segment:
PMA Insurance Group	$261	$6,612	$4,941	$6,600	$3,867	NM
Run-off Operations	(1,946)	(29,646)	1,133	(258)	1,838	NM
Corporate & Other	(5,423)	(6,167)	(5,721)	(5,609)	(6,722)	-24.0%
Pre-tax operating income (loss)	(7,108)	(29,201)	353	733	(1,017)	85.7%
Net realized investment gains (losses)	(7,870)	2,983	(265)	483	(1,084)	86.2%
Pre-tax income (loss)	(14,978)	(26,218)	88	1,216	(2,101)	86.0%
Income tax expense (benefit)	(4,665)	(5,667)	71	476	(875)	81.2%
Net income (loss)	$(10,313)	$(20,551)	$17	$740	$(1,226)	88.1%
After-tax operating income (loss)	$(5,198)	$(22,490)	$189	$426	$(521)	90.0%

Diluted Earnings (Loss) Per Share:
Net income (loss)	$(0.33)	$(0.65)	$-	$0.02	$(0.04)	87.9%
Less the impact of:
Realized gains (losses) after tax	(0.16)	0.06	(0.01)	0.01	(0.02)	87.5%
After-tax operating income (loss)	$(0.17)	$(0.71)	$0.01	$0.01	$(0.02)	88.2%

Capitalization:
Debt	$210,784	$208,294	$208,586	$216,808	$196,181	-6.9%
Shareholders' equity excluding FAS 115 unrealized gain (loss)	431,828	412,349	412,330	413,513	409,019	-5.3%
Total capitalization excluding FAS 115 unrealized gain (loss)	642,612	620,643	620,916	630,321	605,200	-5.8%
FAS 115 unrealized gain (loss)	13,623	1,539	17,266	1,151	(2,796)	NM
Total capitalization including FAS 115 unrealized gain (loss)	$656,235	$622,182	$638,182	$631,472	$602,404	-8.2%

Book Value Per Share:
Excluding FAS 115 unrealized gain (loss)	$13.63	$12.95	$12.93	$12.94	$12.79	-6.2%
Including FAS 115 unrealized gain (loss)	$14.06	$13.00	$13.47	$12.98	$12.70	-9.7%

Debt to Total Capital:
Excluding FAS 115 unrealized gain (loss)	32.8%	33.6%	33.6%	34.4%	32.4%	-1.2%
Including FAS 115 unrealized gain (loss)	32.1%	33.5%	32.7%	34.3%	32.6%	1.6%

Interest Coverage:
Income before interest and income taxes
to interest expense	NM	NM	1.02	1.30	0.47	NM

Operating income before interest and income taxes
to interest expense	NM	NM	1.09	1.18	0.75	NM

PMA Capital Corporation
Selected Financial Data
(Dollar Amounts in Thousands, Except Per Share Data)

	Twelve	Twelve	% Change
	Months	Months	Twelve
	2005	2004	Months

Net Premiums Written by Segment:
PMA Insurance Group	$375,793	$377,795	-0.5%
Run-off Operations	10,250	(75,360)	NM
Corporate & Other	(818)	(825)	0.8%
Net premiums written	$385,225	$301,610	27.7%

Major Components of Net Income (Loss):
Pre-tax operating income (loss) by segment:
PMA Insurance Group	$22,020	$13,166	67.2%
Run-off Operations	(26,933)	5,509	NM
Corporate & Other	(24,219)	(21,223)	-14.1%
Pre-tax operating loss	(29,132)	(2,548)	NM
Net realized investment gains	2,117	6,493	-67.4%
Pre-tax income (loss)	(27,015)	3,945	NM
Income tax expense (benefit)	(5,995)	2,115	NM
Net income (loss)	$(21,020)	$1,830	NM
After-tax operating loss	$(22,396)	$(2,391)	NM

Diluted Earnings (Loss) Per Share:
Net income (loss)	$(0.66)	$0.06	NM
Less the impact of:
Realized gains after tax	0.05	0.14	-64.3%
After-tax operating loss	$(0.71)	$(0.08)	NM

PMA Capital Corporation
Consolidated Statements of Operations - Per Share Data

	4th	1st	2nd	3rd	4th	Twelve	Twelve
	Quarter	Quarter	Quarter	Quarter	Quarter	Months	Months
	2004	2005	2005	2005	2005	2005	2004

Diluted Earnings (Loss) Per Share:

Net income (loss)	$(0.33)	$(0.65)	$-	$0.02	$(0.04)	$(0.66)	$0.06

Pre-tax operating income (loss)	$(0.23)	$(0.93)	$0.01	$0.02	$(0.03)	$(0.92)	$(0.08)

After-tax operating income (loss)	$(0.17)	$(0.71)	$0.01	$0.01	$(0.02)	$(0.71)	$(0.08)

Diluted weighted average common
shares outstanding	31,350,825	31,393,684	32,015,127	32,244,295	31,833,384	31,682,648	31,729,061

Dividends declared:
Class A Common stock	$-	$-	$-	$-	$-	$-	$-

Actual common shares issued
and outstanding	31,676,851	31,835,136	31,885,541	31,956,983	31,983,283	31,983,283	31,676,851

Class A Common Stock prices:
High	$10.85	$10.65	$9.00	$9.50	$9.73	$10.65	$10.85
Low	$6.74	$7.05	$5.91	$7.83	$7.99	$5.91	$4.70
Close	$10.35	$8.00	$8.83	$8.78	$9.13	$9.13	$10.35

This Page Intentionally Left Blank

PMA Capital Corporation
Consolidated Statements of Operations
(In Thousands)

	4th	1st	2nd	3rd	4th	% Change
	Quarter	Quarter	Quarter	Quarter	Quarter	4th
	2004	2005	2005	2005	2005	Quarter

Gross Premiums Written	$69,940	$121,313	$95,069	$130,106	$87,240	24.7%

Net Premiums Written	$56,672	$110,209	$83,387	$117,471	$74,158	30.9%

Revenues:
Net premiums earned	$89,758	$87,723	$88,720	$92,223	$99,364	10.7%
Net investment income	12,142	11,712	12,542	12,648	11,761	-3.1%
Net realized investment gains (losses)	(7,870)	2,983	(265)	483	(1,084)	86.2%
Other revenues	12,125	6,192	4,939	6,209	6,946	-42.7%
Total revenues	106,155	108,610	105,936	111,563	116,987	10.2%

Expenses:
Losses and loss adjustment expenses	70,189	93,988	63,261	68,112	69,713	-0.7%
Acquisition expenses	18,935	18,671	17,983	19,691	19,536	3.2%
Operating expenses	20,735	17,698	18,802	17,872	23,499	13.3%
Dividends to policyholders	1,819	502	1,762	567	2,343	28.8%
Interest expense	3,482	3,969	4,040	4,105	3,997	14.8%
Loss on debt exchange	5,973	-	-	-	-	NM
Total losses and expenses	121,133	134,828	105,848	110,347	119,088	-1.7%

Pre-tax income (loss)	(14,978)	(26,218)	88	1,216	(2,101)	86.0%

Income tax expense (benefit):
Current	(272)	-	-	-	-	NM
Deferred	(4,393)	(5,667)	71	476	(875)	80.1%

Total income tax expense (benefit)	(4,665)	(5,667)	71	476	(875)	81.2%

Net income (loss)	$(10,313)	$(20,551)	$17	$740	$(1,226)	88.1%

Pre-tax operating income (loss)	$(7,108)	$(29,201)	$353	$733	$(1,017)	85.7%

After-tax operating income (loss)	$(5,198)	$(22,490)	$189	$426	$(521)	90.0%

PMA Capital Corporation
Consolidated Statements of Operations
(In Thousands)

	Twelve	Twelve	% Change
	Months	Months	Twelve
	2005	2004	Months

Gross Premiums Written	$433,728	$352,262	23.1%

Net Premiums Written	$385,225	$301,610	27.7%

Revenues:
Net premiums earned	$368,030	$518,585	-29.0%
Net investment income	48,663	56,945	-14.5%
Net realized investment gains	2,117	6,493	-67.4%
Other revenues	24,286	30,701	-20.9%
Total revenues	443,096	612,724	-27.7%

Expenses:
Losses and loss adjustment expenses	295,074	380,556	-22.5%
Acquisition expenses	75,881	115,225	-34.1%
Operating expenses	77,871	89,672	-13.2%
Dividends to policyholders	5,174	4,999	3.5%
Interest expense	16,111	12,354	30.4%
Loss on debt exchange	-	5,973	NM
Total losses and expenses	470,111	608,779	-22.8%

Pre-tax income (loss)	(27,015)	3,945	NM

Income tax expense (benefit):
Deferred	(5,995)	2,115	NM

Total income tax expense (benefit)	(5,995)	2,115	NM

Net income (loss)	$(21,020)	$1,830	NM

Pre-tax operating loss	$(29,132)	$(2,548)	NM

After-tax operating loss	$(22,396)	$(2,391)	NM

PMA Capital Corporation
Consolidated Balance Sheets
(In Thousands)

	4th	1st	2nd	3rd	4th
	Quarter	Quarter	Quarter	Quarter	Quarter
	2004	2005	2005	2005	2005

Assets:
Investments in fixed maturities available for sale	$1,304,086	$1,283,406	$1,256,169	$1,184,301	$1,049,254
Short-term investments	123,746	60,325	61,058	67,636	57,997
Short-term investments, loaned securities collateral	-	102,620	90,114	63,751	-
Total investments	1,427,832	1,446,351	1,407,341	1,315,688	1,107,251

Cash	35,537	49,921	30,464	43,282	30,239
Accrued investment income	15,517	15,188	14,147	13,703	11,528
Premiums receivable	197,831	208,748	183,713	212,847	197,582
Reinsurance receivables	1,142,552	1,129,507	1,129,857	1,115,953	1,094,674
Deferred income taxes	86,501	98,714	90,301	98,568	103,656
Deferred acquisition costs	31,426	35,138	34,655	39,432	34,236
Funds held by reinsureds	142,064	146,674	150,078	153,064	146,374
Other assets	171,042	167,200	169,028	167,192	162,505
Total assets	$3,250,302	$3,297,441	$3,209,584	$3,159,729	$2,888,045

Liabilities:
Unpaid losses and loss adjustment expenses	$2,111,598	$2,077,599	$2,005,386	$1,966,907	$1,820,043
Unearned premiums	158,489	177,415	175,025	199,153	173,432
Debt	210,784	208,294	208,586	216,808	196,181
Accounts payable, accrued expenses
and other liabilities	196,744	200,350	191,309	198,441	209,654
Funds held under reinsurance treaties	121,234	112,712	105,572	96,067	78,058
Dividends to policyholders	5,977	4,580	3,992	3,931	4,452
Payable under securities loan agreements	25	102,603	90,118	63,758	2
Total liabilities	2,804,851	2,883,553	2,779,988	2,745,065	2,481,822

Shareholders' Equity:
Class A Common stock	171,090	171,090	171,090	171,090	171,090
Additional paid-in capital	109,331	109,331	109,331	109,331	109,331
Retained earnings	213,313	189,787	189,109	188,834	187,538
Accumulated other comprehensive income (loss)	(1,959)	(14,116)	1,377	(14,861)	(22,684)
Treasury stock, at cost	(45,573)	(41,752)	(40,734)	(39,305)	(38,779)
Unearned restricted stock compensation	(751)	(452)	(577)	(425)	(273)
Total shareholders' equity	445,451	413,888	429,596	414,664	406,223
Total liabilities and shareholders' equity	$3,250,302	$3,297,441	$3,209,584	$3,159,729	$2,888,045

PMA Capital Corporation
Invested Assets and Net Investment Income
(Dollars in Thousands)

	4th	1st	2nd	3rd	4th	Twelve	Twelve
	Quarter	Quarter	Quarter	Quarter	Quarter	Months	Months
	2004	2005	2005	2005	2005	2005	2004

Total Investments & Cash
As reported	$1,463,369	$1,496,272	$1,437,805	$1,358,970	$1,137,490	$1,137,490	$1,463,369
Less:
Securities lending activity	25	102,603	90,118	63,758	2	2	25
Unrealized gain (loss)	20,958	2,368	26,563	1,771	(4,302)	(4,302)	20,958
Total adjusted investments & cash	$1,442,386	$1,391,301	$1,321,124	$1,293,441	$1,141,790	$1,141,790	$1,442,386

Net Investment Income
As reported	$12,142	$11,712	$12,542	$12,648	$11,761	$48,663	$56,945
Funds held:
Assumed	846	187	129	535	545	1,396	1,015
Ceded	(2,026)	(2,437)	(1,871)	(1,694)	(1,897)	(7,899)	(11,909)
Total funds held	(1,180)	(2,250)	(1,742)	(1,159)	(1,352)	(6,503)	(10,894)

Total adjusted investment income	$13,322	$13,962	$14,284	$13,807	$13,113	$55,166	$67,839

Yield
As reported	3.15%	3.17%	3.42%	3.62%	3.77%	3.53%	3.18%
Investment portfolio	3.62%	3.94%	4.21%	4.22%	4.31%	4.19%	4.02%

Duration (in years)	3.6	3.8	3.9	3.7	3.7	3.7	3.6

PMA Capital Corporation
Debt
(Dollars in Thousands)

	Amount
	Outstanding	Maturity
6.50% convertible debt	$73,435	2022[1]
Derivative component of 6.50% convertible debt	12,881
4.25% convertible debt	655	2022[2]
8.50% senior notes	57,500	2018
Trust preferred debt [3]	43,816	2033
Surplus notes [4]	10,000	2035
Unamortized debt discount	(2,106)
Total long-term debt	$196,181

[1]
Holders of this debt, at their option, may require us to repurchase all or a portion of their debentures on June 30, 2009 at 114% of the principal amount. This debt may be converted at any time, at the holder's option, at a current price of $16.368 per share for $68.4 million principal amount and $15.891 per share for $5.0 million principal amount.

[2]
Holders of this debt, at their option, may require us to repurchase all or a portion of their debentures on September 30, 2006, 2008, 2010, 2012 and 2017. This debt may be converted at any time, at the holder's option, at a current price of $16.368 per share.

[3]	Weighted average interest rate on trust preferred debt is 8.53% as of December 31, 2005.
[4]	Interest rate on surplus notes is 8.76% as of December 31, 2005.

PMA Capital Corporation
Balance Sheet Impact of Commutations - Run-off Operations
(Dollars in Thousands)

	4th Quarter 2005
Assets	Assumed	Ceded	Total
Funds held by reinsureds	$(4,163)	$-	$(4,163)

Liabilities	Assumed	Ceded	Total
Unpaid loss and loss adjustment expenses	$(75,907)	$-	$(75,907)
Other liabilities	(3,347)	-	(3,347)

	Twelve Months 2005
Assets	Assumed	Ceded	Total
Funds held by reinsureds	$(4,163)	$-	$(4,163)

Liabilities	Assumed	Ceded	Total
Unpaid loss and loss adjustment expenses	$(85,384)	$-	$(85,384)
Funds held under reinsurance treaties	(219)	-	(219)
Other liabilities	(3,347)	-	(3,347)

PMA Capital Corporation
Statements of Operations - Consolidating
Year Ended December 31, 2005
(In Thousands)

	PMA
	Insurance	Corporate	Run-off
	Group	& Other[1]	Operations	Consolidated

Gross Premiums Written	$421,605	$(818)	$12,941	$433,728

Net Premiums Written	$375,793	$(818)	$10,250	$385,225

Revenues:
Net premiums earned	$358,642	$(818)	$10,206	$368,030
Net investment income	31,745	580	16,338	48,663
Other revenues	23,880	406	-	24,286
Operating revenues	414,267	168	26,544	440,979

Losses and Expenses:
Losses and loss adjustment expenses	260,276	-	34,798	295,074
Acquisition expenses	71,298	-	4,583	75,881
Operating expenses	55,273	8,502	14,096	77,871
Dividends to policyholders	5,174	-	-	5,174
Total losses and expenses	392,021	8,502	53,477	454,000

Operating income (loss) before income taxes
and interest expense	22,246	(8,334)	(26,933)	(13,021)

Interest expense	226	15,885	-	16,111

Pre-tax operating income (loss)	$22,020	$(24,219)	$(26,933)	(29,132)

Net realized investment gains				2,117

Pre-tax loss				$(27,015)

[1]	Corporate & Other includes the effect of eliminating transactions between the Insurance Operations.

PMA Capital Corporation
Statements of Operations - Consolidating
Year Ended December 31, 2004
(In Thousands)

	PMA
	Insurance	Corporate	Run-off
	Group	& Other[1]	Operations	Consolidated

Gross Premiums Written	$423,054	$(825)	$(69,967)	$352,262

Net Premiums Written	$377,795	$(825)	$(75,360)	$301,610

Revenues:
Net premiums earned	$442,343	$(825)	$77,067	$518,585
Net investment income	30,984	1,306	24,655	56,945
Other revenues	23,768	6,933	-	30,701
Operating revenues	497,095	7,414	101,722	606,231

Losses and Expenses:
Losses and loss adjustment expenses	331,181	-	49,375	380,556
Acquisition expenses	86,078	-	29,147	115,225
Operating expenses	61,671	10,310	17,691	89,672
Dividends to policyholders	4,999	-	-	4,999
Total losses and expenses	483,929	10,310	96,213	590,452

Operating income (loss) before income taxes
and interest expense	13,166	(2,896)	5,509	15,779

Interest expense	-	12,354	-	12,354

Loss on debt exchange	-	5,973	-	5,973

Pre-tax operating income (loss)	$13,166	$(21,223)	$5,509	(2,548)

Net realized investment gains				6,493

Pre-tax income				$3,945

[1]	Corporate & Other includes the effect of eliminating transactions between the various Insurance Operations.

PMA Capital Corporation
Statements of Operations - Consolidating
Three Months Ended December 31, 2005
(In Thousands)

	PMA
	Insurance	Corporate	Run-off
	Group	& Other[1]	Operations	Consolidated

Gross Premiums Written	$82,490	$(209)	$4,959	$87,240

Net Premiums Written	$71,339	$(209)	$3,028	$74,158

Revenues:
Net premiums earned	$96,187	$(209)	$3,386	$99,364
Net investment income	8,328	(219)	3,652	11,761
Other revenues	6,837	109	-	6,946
Operating revenues	111,352	(319)	7,038	118,071

Losses and Expenses:
Losses and loss adjustment expenses	68,732	-	981	69,713
Acquisition expenses	18,998	-	538	19,536
Operating expenses	17,191	2,627	3,681	23,499
Dividends to policyholders	2,343	-	-	2,343
Total losses and expenses	107,264	2,627	5,200	115,091

Operating income (loss) before income taxes
and interest expense	4,088	(2,946)	1,838	2,980

Interest expense	221	3,776	-	3,997

Pre-tax operating income (loss)	$3,867	$(6,722)	$1,838	(1,017)

Net realized investment losses				(1,084)

Pre-tax loss				$(2,101)

[1]	Corporate & Other includes the effect of eliminating transactions between the Insurance Operations.

PMA Capital Corporation
Statements of Operations - Consolidating
Three Months Ended December 31, 2004
(In Thousands)

	PMA
	Insurance	Corporate	Run-off
	Group	& Other[1]	Operations	Consolidated

Gross Premiums Written	$72,380	$(264)	$(2,176)	$69,940

Net Premiums Written	$62,910	$(264)	$(5,974)	$56,672

Revenues:
Net premiums earned	$89,373	$(264)	$649	$89,758
Net investment income	6,509	418	5,215	12,142
Other revenues	5,511	6,614	-	12,125
Operating revenues	101,393	6,768	5,864	114,025

Losses and Expenses:
Losses and loss adjustment expenses	66,284	-	3,905	70,189
Acquisition expenses	18,550	-	385	18,935
Operating expenses	14,479	2,736	3,520	20,735
Dividends to policyholders	1,819	-	-	1,819
Total losses and expenses	101,132	2,736	7,810	111,678

Operating income (loss) before income taxes
and interest expense	261	4,032	(1,946)	2,347

Interest expense	-	3,482	-	3,482

Loss on debt exchange	-	5,973	-	5,973

Pre-tax operating income (loss)	$261	$(5,423)	$(1,946)	(7,108)

Net realized investment losses				(7,870)

Pre-tax loss				$(14,978)

[1]	Corporate & Other includes the effect of eliminating transactions between the various Insurance Operations.

PMA Capital Corporation
Statements of Operations - PMA Insurance Group
(Dollar Amounts in Thousands)

	4th	1st	2nd	3rd	4th	Twelve	Twelve	% Change	% Change
	Quarter	Quarter	Quarter	Quarter	Quarter	Months	Months	4th	Twelve
	2004	2005	2005	2005	2005	2005	2004	Quarter	Months

Gross Premiums Written	$72,380	$116,272	$93,680	$129,163	$82,490	$421,605	$423,054	14.0%	-0.3%

Net Premiums Written	$62,910	$105,474	$82,103	$116,877	$71,339	$375,793	$377,795	13.4%	-0.5%

Revenues:
Net premiums earned	$89,373	$84,700	$85,541	$92,214	$96,187	$358,642	$442,343	7.6%	-18.9%
Net investment income	6,509	7,541	7,716	8,160	8,328	31,745	30,984	27.9%	2.5%
Other revenues	5,511	5,965	4,906	6,172	6,837	23,880	23,768	24.1%	0.5%
Total revenues	101,393	98,206	98,163	106,546	111,352	414,267	497,095	9.8%	-16.7%

Losses and Expenses:
Losses and loss adjustment expenses	66,284	62,218	61,331	67,995	68,732	260,276	331,181	3.7%	-21.4%
Acquisition expenses	18,550	16,767	17,254	18,279	18,998	71,298	86,078	2.4%	-17.2%
Operating expenses	14,479	12,107	12,875	13,100	17,191	55,273	61,671	18.7%	-10.4%
Dividends to policyholders	1,819	502	1,762	567	2,343	5,174	4,999	28.8%	3.5%
Total losses and expenses	101,132	91,594	93,222	99,941	107,264	392,021	483,929	6.1%	-19.0%

Operating income before income taxes
and interest expense	261	6,612	4,941	6,605	4,088	22,246	13,166	NM	69.0%

Interest expense	-	-	-	5	221	226	-	NM	NM

Pre-tax operating income	$261	$6,612	$4,941	$6,600	$3,867	$22,020	$13,166	NM	67.2%

PMA Capital Corporation
Insurance Ratios - PMA Insurance Group

	4th Quarter 2004	1st Quarter 2005	2nd Quarter 2005	3rd Quarter 2005	4th Quarter 2005	Twelve Months 2005	Twelve Months 2004	Point Chg. 4th Quarter Better (Worse)	Point Chg. Twelve Months Better (Worse)

Ratios - GAAP Basis:

Loss and LAE ratio	74.2%	73.5%	71.7%	73.7%	71.5%	72.6%	74.9%	2.7	2.3

Expense ratio:
Acquisition expenses	20.8%	19.8%	20.2%	19.8%	19.8%	19.9%	19.5%	1.0	(0.4)
Operating expenses [1]	11.5%	9.5%	10.3%	9.2%	12.5%	10.4%	9.9%	(1.0)	(0.5)
Total expense ratio	32.3%	29.3%	30.5%	29.0%	32.3%	30.3%	29.4%	-	(0.9)

Policyholders' dividend ratio	2.0%	0.6%	2.1%	0.6%	2.4%	1.4%	1.1%	(0.4)	(0.3)
Combined ratio	108.5%	103.4%	104.3%	103.3%	106.2%	104.3%	105.4%	2.3	1.1

Net investment income ratio	-7.3%	-8.9%	-9.0%	-8.8%	-8.7%	-8.9%	-7.0%	1.4	1.9
Operating ratio	101.2%	94.5%	95.3%	94.5%	97.5%	95.4%	98.4%	3.7	3.0

[1]
The operating expense ratio equals insurance-related operating expenses divided by net premiums earned. Insurance-related operating expenses were $10.3 million, $8.0 million, $8.9 million, $8.4 million and $12.1 million for the fourth quarter of 2004 and the first, second, third and fourth quarters of 2005, respectively.

PMA Capital Corporation
Statements of Operations - Run-off Operations
(Dollar Amounts in Thousands)

	4th	1st	2nd	3rd	4th	Twelve	Twelve	% Change	% Change
	Quarter	Quarter	Quarter	Quarter	Quarter	Months	Months	4th	Twelve
	2004	2005	2005	2005	2005	2005	2004	Quarter	Months

Gross Premiums Written	$(2,176)	$5,235	$1,609	$1,138	$4,959	$12,941	$(69,967)	NM	NM

Net Premiums Written	$(5,974)	$4,929	$1,504	$789	$3,028	$10,250	$(75,360)	NM	NM

Revenues:
Net premiums earned	$649	$3,217	$3,399	$204	$3,386	$10,206	$77,067	NM	-86.8%
Net investment income	5,215	3,900	4,569	4,217	3,652	16,338	24,655	-30.0%	-33.7%
Total revenues	5,864	7,117	7,968	4,421	7,038	26,544	101,722	20.0%	-73.9%

Losses and Expenses:
Losses and loss adjustment expenses	3,905	31,770	1,930	117	981	34,798	49,375	-74.9%	-29.5%
Acquisition expenses	385	1,904	729	1,412	538	4,583	29,147	39.7%	-84.3%
Operating expenses	3,520	3,089	4,176	3,150	3,681	14,096	17,691	4.6%	-20.3%
Total losses and expenses	7,810	36,763	6,835	4,679	5,200	53,477	96,213	-33.4%	-44.4%

Pre-tax operating income (loss)	$(1,946)	$(29,646)	$1,133	$(258)	$1,838	$(26,933)	$5,509	NM	NM

PMA Capital Corporation
Statements of Operations - Corporate & Other
(Dollar Amounts in Thousands)

	4th	1st	2nd	3rd	4th	Twelve	Twelve	% Change	% Change
	Quarter	Quarter	Quarter	Quarter	Quarter	Months	Months	4th	Twelve
	2004	2005	2005	2005	2005	2005	2004	Quarter	Months

Gross Premiums Written	$(264)	$(194)	$(220)	$(195)	$(209)	$(818)	$(825)	20.8%	0.8%

Net Premiums Written	$(264)	$(194)	$(220)	$(195)	$(209)	$(818)	$(825)	20.8%	0.8%

Revenues:
Net premiums earned	$(264)	$(194)	$(220)	$(195)	$(209)	$(818)	$(825)	20.8%	0.8%
Net investment income	418	271	257	271	(219)	580	1,306	NM	-55.6%
Other revenues	6,614	227	33	37	109	406	6,933	NM	NM
Total revenues	6,768	304	70	113	(319)	168	7,414	NM	NM

Losses and Expenses:
Operating expenses	2,736	2,502	1,751	1,622	2,627	8,502	10,310	-4.0%	-17.5%
Total losses and expenses	2,736	2,502	1,751	1,622	2,627	8,502	10,310	-4.0%	-17.5%

Operating income (loss) before income taxes,
interest expense, and loss on debt exchange	4,032	(2,198)	(1,681)	(1,509)	(2,946)	(8,334)	(2,896)	NM	NM

Interest expense	3,482	3,969	4,040	4,100	3,776	15,885	12,354	8.4%	28.6%

Loss on debt exchange	5,973	-	-	-	-	-	5,973	NM	NM

Pre-tax operating loss	$(5,423)	$(6,167)	$(5,721)	$(5,609)	$(6,722)	$(24,219)	$(21,223)	-24.0%	-14.1%

PMA Capital Corporation
Operating Cash Flows - Consolidated
(In Thousands)

	4th	1st	2nd	3rd	4th	Twelve	Twelve
	Quarter	Quarter	Quarter	Quarter	Quarter	Months	Months
	2004	2005	2005	2005	2005	2005	2004

Receipts:
Premiums and other revenues collected	$102,749	$96,675	$108,706	$90,858	$98,661	$394,900	$485,073
Investment income received	18,986	14,814	14,656	15,942	16,393	61,805	88,274
Total receipts	121,735	111,489	123,362	106,800	115,054	456,705	573,347

Disbursements:
Losses and LAE paid:
Losses and LAE paid - current year	34,520	3,812	14,240	16,593	20,720	55,365	122,256
Losses and LAE paid - prior years	87,203	112,312	134,182	86,329	174,212	507,035	755,306
Total losses and LAE paid	121,723	116,124	148,422	102,922	194,932	562,400	877,562
Insurance operating expenses paid	28,824	38,632	39,585	39,009	27,271	144,497	201,968
Policyholders' dividends paid	765	2,115	1,284	820	531	4,750	5,356
Interest on corporate debt	2,371	4,387	1,987	5,327	2,197	13,898	11,607
Total disbursements	153,683	161,258	191,278	148,078	224,931	725,545	1,096,493

Net other	(56,713)	7,258	1,046	3,564	(15,349)	(3,481)	(80,121)

Net operating cash flows	$(88,661)	$(42,511)	$(66,870)	$(37,714)	$(125,226)	$(272,321)	$(603,267)

PMA Capital Corporation
Operating Cash Flows - PMA Insurance Group
(In Thousands)

	4th	1st	2nd	3rd	4th	Twelve	Twelve
	Quarter	Quarter	Quarter	Quarter	Quarter	Months	Months
	2004	2005	2005	2005	2005	2005	2004

Receipts:
Premiums and other revenues collected	$112,258	$93,148	$100,170	$91,212	$97,910	$382,440	$463,337
Investment income received	9,851	9,404	9,682	10,262	10,606	39,954	39,540
Total receipts	122,109	102,552	109,852	101,474	108,516	422,394	502,877

Disbursements:
Losses and LAE paid:
Losses and LAE paid - current year	31,304	3,810	14,233	16,584	20,720	55,347	86,446
Losses and LAE paid - prior years	31,086	72,999	69,276	55,520	43,853	241,648	226,809
Losses and LAE	62,390	76,809	83,509	72,104	64,573	296,995	313,255
Insurance operating expenses paid	30,639	34,238	36,988	33,988	23,305	128,519	158,191
Policyholders' dividends paid	765	2,115	1,284	820	531	4,750	5,356
Total disbursements	93,794	113,162	121,781	106,912	88,409	430,264	476,802

Net other	(21,974)	13,760	2,002	6,012	(18,822)	2,952	(30,713)

Net operating cash flows	$6,341	$3,150	$(9,927)	$574	$1,285	$(4,918)	$(4,638)

PMA Capital Corporation
Operating Cash Flows - Run-off Operations
(In Thousands)

	4th	1st	2nd	3rd	4th	Twelve	Twelve
	Quarter	Quarter	Quarter	Quarter	Quarter	Months	Months
	2004	2005	2005	2005	2005	2005	2004

Receipts:
Premiums collected	$(9,509)	$3,527	$8,536	$(354)	$751	$12,460	$21,736
Investment income received	9,135	5,410	4,974	5,680	5,787	21,851	48,734
Total receipts	(374)	8,937	13,510	5,326	6,538	34,311	70,470

Disbursements:
Losses and LAE paid:
Losses and LAE paid - current year	3,216	2	7	9	-	18	35,810
Losses and LAE paid - prior years	56,117	39,313	64,906	30,809	130,359	265,387	528,497
Total losses and LAE paid	59,333	39,315	64,913	30,818	130,359	265,405	564,307
Insurance operating expenses paid	(1,815)	4,394	2,597	5,021	3,966	15,978	43,777
Total disbursements	57,518	43,709	67,510	35,839	134,325	281,383	608,084

Net other	(34,482)	(74)	(4,890)	(1,912)	4,004	(2,872)	(45,651)

Net operating cash flows	$(92,374)	$(34,846)	$(58,890)	$(32,425)	$(123,783)	$(249,944)	$(583,265)

PMA Capital Corporation
Statutory Surplus
(In Thousands)

	4th	1st	2nd	3rd		4th
	Quarter	Quarter	Quarter	Quarter		Quarter
	2004	2005	2005	2005		2005[1]

PMA Pool [2]	$300,034	$298,686	$299,219	$311,802	[5]	$315,056	[4,5]
PMA Capital Insurance Company [3]	224,511	218,322	215,348	210,663		204,920	[4]

PMA Capital Corporation
Statutory Financial Information - PMA Pool [2]
(In Thousands)

	4th	1st	2nd	3rd	4th	Twelve	Twelve
	Quarter	Quarter	Quarter	Quarter	Quarter	Months	Months
	2004	2005	2005	2005	2005[1]	2005[1]	2004

Net Premiums Written:
Workers Compensation & Integrated
Disability	$54,556	$94,737	$70,944	$101,435	$63,086	$330,202	$306,324
Other Commercial Lines	3,700	10,787	10,998	13,487	4,723	39,995	32,852
Total - PMA Pool	$58,256	$105,524	$81,942	$114,922	$67,809	$370,197	$339,176

Statutory Ratios:
Loss and LAE ratio	75.2%	73.3%	73.0%	73.3%	73.0%	73.1%	75.3%
Underwriting expense ratio	37.5%	25.2%	30.2%	25.1%	32.5%	27.6%	31.9%
Policyholders' dividend ratio	0.4%	0.9%	0.8%	0.8%	1.1%	0.9%	0.7%
Combined ratio	113.1%	99.4%	104.0%	99.2%	106.6%	101.6%	107.9%
Operating ratio	104.2%	91.2%	95.2%	91.2%	98.6%	93.4%	100.5%

[1]	Estimated.
[2]	The PMA Pool is comprised of Pennsylvania Manufacturers' Association Insurance Company, Manufacturers Alliance Insurance Company and Pennsylvania Manufacturers Indemnity Company.
[3]	In November 2003, we announced our decision to withdraw from the reinsurance business previously served by PMA Capital Insurance Company. The reinsurance business is currently in run-off.
[4]	Includes unassigned surplus of $135.8 million and $11.4 million for the PMA Pool and PMA Capital Insurance Company, respectively.
[5]	Includes $10 million related to surplus notes.

PMA Capital Corporation
Industry Ratings and Market Information

Transfer Agent and Registrar:	|		Inquiries:
American Stock Transfer & Trust Company	|		William E. Hitselberger
Shareholder Relations	|		Chief Financial Officer
59 Maiden Lane – Plaza Level	|		215.665.5070
New York, NY 10038	|		e-mail: bhitselberger@pmacapital.com
www.amstock.com	|
	|		Investor Relations
Phone Inquiries:	|		215.665.5046
800.937.5449	|		investorrelations@pmacapital.com
|
Email Inquiries:	|		Company Website:
info@amstock.com	|		www.pmacapital.com
|
|
Securities Listing:	|
The Corporation's Class A Common Stock is listed	|
on the NASDAQ Stock Market®. It trades under	|
the stock symbol: PMACA.	|
|

Financial Strength Ratings (as of 2/21/2006):

		A.M. Best	Moody's
PMA Pool [1]		A- (4th of 16)	Ba1 (11th of 21)
PMA Capital Insurance Company [2]		B+ (6th of 16)	B1 (14th of 21)

[1]	The PMA Pool is comprised of Pennsylvania Manufacturers' Association Insurance Company, Manufacturers Alliance Insurance Company and Pennsylvania Manufacturers Indemnity Company.

[2]	In November 2003, we announced our decision to withdraw from the reinsurance business previously served by PMA Capital Insurance Company. The reinsurance business is in run-off.